Exhibit 10.1

Execution Version

AMENDMENT NO. 1
TO
GAS GATHERING AGREEMENT FOR THE WG-100 GAS GATHERING SYSTEM

This Amendment No. 1 to the Gas Gathering Agreement for the WG-100 Gas Gathering System (this “Amendment”) is made and entered into as of April 1, 2017 (the “Effective Date”), by and between EQT Production Company (“Producer”) and EQT Energy, LLC (collectively with Producer, “Shipper”), on the one hand, and EQM Gathering OPCO, LLC (“Gatherer”), on the other hand. Producer, Shipper and Gatherer are each referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties made and entered into that certain Gas Gathering Agreement for the WG-100 Gas Gathering System dated March 1, 2015 (the “Agreement”), pursuant to which, among other provisions, Shipper requested that Gatherer provide the gathering of natural gas on behalf of Shipper by receiving quantities of natural gas and redelivering it to or for Shipper’s account; and

WHEREAS, the Parties intend to amend the Agreement, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1.Definitions. All capitalized terms used but not otherwise defined or amended herein shall have the meanings ascribed to them in the Agreement.

2.Amendments.

a.	Exhibit D attached to the Agreement is hereby deleted in its entirety and replaced with revised Exhibit D, a copy of which is attached hereto.

b.	In Section III (Site Specific Data and Facility Responsibility Matrix) of Exhibit F attached to the Agreement:

i.	The table reflected in Section III.A.1 (Receipt Point Interconnect Data) is hereby deleted in its entirety and replaced with the revised table attached hereto.

3.Effect of Amendment. The Agreement, as amended hereby, shall remain in full force and effect, and all terms hereof are hereby ratified and confirmed by the Parties.

4.Further Actions. The Parties agree to execute such other documents and take such further actions necessary to effectuate this Amendment.

5.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. It is agreed by the Parties that facsimile signature pages signed by the Parties shall be binding to the same extent as original signature pages.

6.Entire Agreement. This Amendment is the entire agreement between the Parties concerning the subject matter hereof and neither Party shall be bound by representations except as set forth in this Amendment.

7.Amendments. This Amendment may not be modified or amended except by a written agreement signed by the Parties.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

EQT PRODUCTION COMPANY	EQM GATHERING OPCO, LLC
By: /s/ David Schlosser	By: /s/ Justin S. Macken
Name: David Schlosser	Name: Justin S. Macken
Title: President	Title: VP Gas Systems Planning
EQT ENERGY, LLC
By: /s/ Donald Jenkins
Name: Donald Jenkins
Title: President

[Signature Page to Amendment No. 1 to WG-100 GGA]

EXHIBIT D
DESCRIPTION OF GATHERING SYSTEM

Mobley Plant
Mercury Dehy
Wetzel
Tyler
Pandora
Doddridge
Saturn
Janus
3rd Party Processing
Compression
Compression (Proposed)
Dehydrator
WG100
EQT Gathering
EQT Gathering (Proposed)
EQM Transmission
EQT Acreage

EXHIBIT F
INTERCONNECT TERMS

RECEIPT POINTS

System	Meter ID	Meter Name	GPS Coordinates		MAOP	MinDQ Mcf/Day	MaxDQ Mcf/Day
WG-100	24484	Saturn Discharge	-80.81981	39.29793	1,440	16,500	280,000
WG-100	M5229563	Saturn Ph VI Discharge (Saturn Units 6 & 7 Discharge)	-80.81982	39.29688	1,440	16,500	280,000
WG-100	M5236043	Pandora Discharge 8" USM	-80.70625	39.36335	1,440	16,500	280,000
WG-100	M5270331	Janus CS Discharge USM	-80.48197	39.15273	1,440	16,500	280,000

DRIP LIQUIDS RECEIPT POINTS

System	Meter ID	Meter Name	GPS Coordinates
WG-100	M5206528	NGLs from Saturn to WG100	-80.81981	39.29793
WG-100	M5229478	Saturn Liquid	-80.81878	39.29795
WG-100	M5236148	Pandora Liquid Meter	-80.70625	39.36335
WG-100	M5270332	Janus CS Liquids to WG100	-80.48197	39.15273